Exhibit 10.1

PUBLIC

EXECUTION VERSION

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”), dated as of April 13, 2010, among CSC HOLDINGS, LLC (formerly known as CSC HOLDINGS, INC.), a Delaware limited liability company (the “Company”), the Restricted Subsidiaries listed on the signature pages hereto, the financial institutions listed on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, the Company, the Restricted Subsidiaries, the Administrative Agent and the Lenders party thereto are parties to the Credit Agreement, dated as of February 24, 2006 (as amended and restated in its entirety as of May 27, 2009, the “Credit Agreement”; terms used in this Agreement and not otherwise defined herein have the meanings given to such terms in the Credit Agreement, as amended by this Agreement).

WHEREAS, the Company, the Administrative Agent and the Lenders party thereto are parties to the Incremental Term Supplement, dated as of March 29, 2006 (amended as of May 27, 2009, the “Incremental Term Supplement”).

WHEREAS, the parties hereto have agreed to amend and restate the Credit Agreement and amend the Incremental Term Supplement as more fully described below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	AMENDMENT.

(a) Credit Agreement: The Credit Agreement (including Schedules and Exhibits thereto) is hereby replaced in its entirety by the amended and restated document attached as Exhibit A hereto.

(b) Incremental Term Supplement: The Incremental Term Supplement is amended by (i) changing any reference to “CSC Holdings, Inc.” therein to “CSC Holdings, LLC” and changing any reference therein to the Company being a Delaware corporation to a Delaware limited liability company and (ii) amending Section 4 by (A) changing any reference to “original aggregate principal amount” therein to “Original Principal Amount” and (B) deleting the last paragraph at the end of such section and replacing it in its entirety with the following:

“Notwithstanding the foregoing:

(a) on the First Amended and Restated Date, the Company shall cease to repay the Incremental Term Lenders constituting Incremental B-2 Extended Term Lenders in accordance with the immediately preceding paragraph and thereafter the Company shall repay to such Lenders the aggregate principal amount of all Incremental B-2 Extended Term Loans outstanding in twenty-eight (28) consecutive quarterly installments which except for the final installment shall be due on the last day of each March, June, September and December, beginning with June 30, 2009. Subject to adjustment in connection with prepayments made pursuant to Section 2.04 of the Credit Agreement, (i) each of the first twenty-seven (27) installments shall be in the principal amount equal to 0.25% of the Original Principal Amount of the Incremental Term Loans constituting Incremental B-2 Extended Term Loans and (ii) the final principal repayment installment of the Incremental B-2 Extended Term Loans shall be due on March 29, 2016 (such date, the “Maturity Date” for the Incremental B-2 Extended Term Facility) and shall be in an amount equal to the aggregate principal amount of all Incremental B-2 Extended Term Loans outstanding on such date; and

(b) on the Extended Facility Closing Date for any Extended Facility, the Company shall cease to repay the Incremental Term Lenders constituting Extended Facility Lenders under such Extended Facility in accordance with the immediately preceding paragraph and thereafter the Company shall repay to such Lenders the aggregate principal amount of all Extended Facility Loans outstanding under such Extended Facility in accordance with the amortization schedule and maturity date set forth in the Extended Facility Agreement for such Extended Facility.”

2.	REPRESENTATIONS AND WARRANTIES.

Each Loan Party represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

(a) Power; Binding Agreements. Each Loan Party has full power, authority and legal right to enter into this Agreement and to perform its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b) Authority; No Conflict. The execution, delivery and performance by each Loan Party of this Agreement have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate any Law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any Loan Party’s respective partnership agreements, charters or by-laws presently in effect; (ii) conflict with or result in the breach of, or constitute a default or require any consent under, or require any payment to be made under (x) any Contractual Obligation to which any Loan Party is a party or their respective properties may be bound or affected or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or their respective properties are subject (other than any conflict, breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than Permitted Lien) upon or with respect to any of the properties or assets now owned or hereafter acquired by any Loan Party.

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(c) Approvals. No approval or consent of, or filing or registration with, any Governmental Authority is required in connection with the execution, delivery and performance by, or enforcement against, any Loan Party of this Agreement (other than an approval, consent, filing or registration that has been obtained or made, or if not obtained or made, such failure to obtain or make such approval, consent, filing or registration as would not, singly or in the aggregate, have or be reasonably likely to have a Materially Adverse Effect).

(d) Credit Agreement and Incremental Term Supplement Representations and Warranties. Each representation and warranty made by any Loan Party in the Credit Agreement and Incremental Term Supplement is true and correct in all material respects at and as of the date hereof (after giving effect to the amendment contained in this Agreement), except to the extent that such representation and warranty expressly relates to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date, and except that for purposes of this Section 2(d), the representations and warranties contained in Sections 6.04(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b) of the Credit Agreement, respectively.

(e) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the execution, delivery and performance of this Agreement and the transactions contemplated herein.

3.	CONDITIONS PRECEDENT.

This Agreement shall not become effective until the following conditions precedent have been met:

(a) Execution of Agreement. The Administrative Agent’s receipt of this Agreement duly executed and delivered by each of the Company, the Required Lenders, the Required Revolving Lenders and the Administrative Agent, which shall be an original, facsimile or electronically delivered copy (followed promptly by an original) dated the Effective Date (as defined in Section 4(d) below) and in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders party hereto.

(b) Signatures. The Company shall have certified to the Administrative Agent (with copies to be provided for each Lender party hereto) the name and signature of each of the persons authorized (i) to sign on its respective behalf this Agreement and (ii) to perform under this Agreement and the Credit Agreement and the Incremental Term Supplement, in each case as amended by this Agreement. The Lenders party hereto may conclusively rely on such certifications until they receive notice in writing from the Company to the contrary.

(c) Proof of Action. The Administrative Agent shall have received certified copies of all necessary action taken by the Company to authorize the execution, delivery and performance of this Agreement.

(d) Opinions of Counsel to the Company. The Administrative Agent shall have received favorable opinions (addressed to the Administrative Agent and the Lenders party hereto) of:

(i) Victoria D. Salhus, Esq., Senior Vice President, Deputy General Counsel and Secretary for the Company, substantially in the form of Exhibit B hereto; and

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(ii) Sullivan & Cromwell LLP, special New York counsel to the Company, substantially in the form of Exhibit C hereto;

(e) Opinion of Lenders’ Counsel. The Administrative Agent shall have received a favorable opinion (addressed to the Administrative Agent and the Lenders party hereto) of Pillsbury Winthrop Shaw Pittman LLP, special New York counsel to the Administrative Agent, substantially in the form of Exhibit D hereto and covering such other matters as the Administrative Agent or any Lender party hereto may reasonably request.

(f) Other Documents. Such other documents, filings, instruments and papers relating to the documents referred to herein and the transactions contemplated hereby (including officer’s certificates of the Company and each Restricted Subsidiary bringing down the representations made on the Closing Date with respect to the organizational documents of such Persons), as the Administrative Agent or any Lender party hereto or special counsel to the Administrative Agent shall reasonably require shall have been received by the Administrative Agent.

(g) Certain Fees.

(i) Each Lender party hereto shall have received an amendment fee of 0.05% on the aggregate outstanding Loans and Commitments held by such Lender.

(ii) All other fees required to be paid to the Administrative Agent, the Joint Lead Arrangers and the Lenders party hereto on or before the Effective Date shall have been paid. Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent properly invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

(h) Updated Schedules. The Administrative Agent shall have received from the Company, updated Schedules 1.01(i) and 1.01(iii) to the Credit Agreement.

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender (but without waiving any rights resulting from any inaccuracy or misrepresentation contained in any document required to be delivered hereby) unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

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4.	MISCELLANEOUS.

(a) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Ratification of Credit Agreement and Incremental Term Supplement. The Credit Agreement as amended and restated in the form attached hereto and the Incremental Term Supplement as amended by this Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d) Effective Date. This Agreement shall become effective on the first date on which the conditions precedent set forth in Section 3 above have been satisfied (the “Effective Date”).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CSC HOLDINGS, LLC

By:	/s/ Kevin Watson
Name: Kevin Watson
Title: Senior Vice President & Treasurer

1047 E 46TH STREET CORPORATION

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

A-R CABLE SERVICES - NY, INC.

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

CABLEVISION LIGHTPATH - CT, INC.

CABLEVISION LIGHTPATH - NJ, INC.

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF HUDSON COUNTY, LLC

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF MONMOUTH, LLC

CABLEVISION OF NEW JERSEY, LLC

CABLEVISION OF OAKLAND, LLC

CABLEVISION OF PATERSON, LLC

CABLEVISION OF ROCKLAND/RAMAPO, LLC

CABLEVISION OF WARWICK, LLC

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

Amendment Agreement

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CSC ACQUISITION - MA, INC.

CSC ACQUISITION - NY, INC.

CSC ACQUISITION CORPORATION

CSC GATEWAY, LLC

CSC OPTIMUM HOLDINGS, LLC

CSC TKR, LLC

LIGHTPATH VOIP, LLC

NY OV LLC

OV LLC

PETRA CABLEVISION CORP.

SAMSON CABLEVISION CORP.

SUFFOLK CABLE CORPORATION

SUFFOLK CABLE OF SHELTER ISLAND, INC.

SUFFOLK CABLE OF SMITHTOWN, INC.

TELERAMA, INC.

CABLEVISION OF OSSINING LIMITED PARTNERSHIP

CABLEVISION SYSTEMS OF SOUTHERN CONNECTICUT LIMITED PARTNERSHIP

CABLEVISION OF CONNECTICUT, LIMITED PARTNERSHIP

CABLEVISION OF NEWARK

By:	/s/ Kevin Watson
Name: Kevin Watson
Title: Senior Vice President & Treasurer

Amendment Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By	/s/ Antonikia Thomas
Name: Antonikia (Toni) Thomas
Title: Assistant Vice President

Amendment Agreement

[Signature of the Required Lender and Required Revolving Lenders are on file with the Administrative Agent]

Amendment Agreement

EXHIBIT A

CREDIT AGREEMENT

EXHIBIT B

[Form of Opinion from Victoria D. Salhus, Esq., Senior Vice President, Deputy General Counsel and Secretary for the Company]

EXHIBIT C

[From of Opinion from Sullivan & Cromwell LLP, special New York counsel to the Company]

EXHIBIT D

[Form of Opinion from Pillsbury Winthrop Shaw Pittman LLP, special New York counsel to the Administrative Agent]